Exhibit 99.1

For Immediate Release

Nara Bancorp and Center Financial Announce

Branch Consolidation Plans

LOS ANGELES, May 20, 2011 – Nara Bancorp, Inc. (NASDAQ: NARA) and Center Financial Corporation (NASDAQ: CLFC) today announced plans for the strategic consolidation of three Southern California branches, to be implemented on completion of the proposed merger. In addition, Center Financial announced the planned consolidation of its Oakland Chinatown Branch on July 31, 2011.

Nara Bancorp’s President and Chief Executive Officer Alvin D. Kang, who will serve in the same capacity of the combined company, said, “The planned consolidation of the Southern California branches is based on a comprehensive evaluation of geographically overlapping facilities. We placed the greatest emphasis on our collective customers’ convenience and accessibility. Other considerations included space capacity, cost efficiencies and remaining lease terms. Considering the total combined network of 45 branches, the planned consolidations exemplify the complementary nature of our combination.

“We are pleased with the ongoing progress that the boards and management teams of Center and Nara continue to make in preparation for the pending merger. We are focused on how we can better serve our customers and communities as the preeminent Korean American bank in the United States,” said Kang.

The planned consolidations include:

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Nara’s Downtown Branch will be consolidated into three geographically adjacent branches located within half a mile’s distance in the fashion garment district, including Nara’s Stanford Branch and Center’s Downtown Branch and San Pedro Branch.

•	Nara’s Garden Grove Branch will be consolidated into Center’s Garden Grove Branch located within half a mile’s distance.

•	Nara’s Gardena Branch will be consolidated into Center’s Gardena Branch located within a mile’s distance.

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In addition, Center plans to consolidate its Oakland Chinatown Branch at the end of July 2011 with Center’s Oakland Main Branch located within half a mile’s distance. This is a former Innovative Bank branch whose lease is expiring.

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About the Nara Bancorp and Center Financial Merger of Equals

On December 9, 2010, Nara Bancorp and Center Financial announced the signing of a definitive agreement to merge, a transaction that will form the largest and strongest Korean-American bank in the United States. The combined company will be the only Korean-American bank with a national presence, with more than 40 branches in Southern California, Northern California, New York, New Jersey, Seattle and Chicago.

The merger is subject to regulatory approval, the approval of the shareholders of both companies, and other closing conditions. The transaction is expected to close during the second half of 2011

About Nara Bancorp

Nara Bancorp, Inc. is the parent company of Nara Bank, which was founded in 1989. Nara Bank is a full-service community bank headquartered in Los Angeles, with 23 branches and one loan production office in the United States. Nara Bank operates full-service branches in California, New York and New Jersey, and a loan production office in Texas. Nara Bank was founded specifically to serve the needs of Korean-Americans. Presently, Nara Bank serves a diverse group of customers mirroring its communities. Nara Bank specializes in core business banking products for small and medium-sized companies, with an emphasis in commercial real estate and business lending, SBA lending and international trade financing. Nara Bank is a member of the FDIC and is an Equal Opportunity Lender.

About Center Financial Corporation

Center Financial Corporation is the holding company of Center Bank, a community bank offering a full range of financial services for diverse ethnic and small business customers. Founded in 1986 and specializing in commercial and SBA loans and trade finance products, Center Bank has grown to be one of the nation’s leading financial institutions focusing on the Korean-American community, with total assets of $2.26 billion at March 31, 2011. Headquartered in Los Angeles, Center Bank operates 22 full-service branches and two loan production offices. The company has 16 full-service branches located throughout Southern California and three branches in Northern California. Center Bank also operates two branches and one loan production office in the Seattle area, one branch in Chicago and a loan production office in Denver. Center Bank is a California state-chartered institution and its deposits are insured by the FDIC to the extent provided by law.

Additional Information and Where to Find It

In connection with the proposed merger, Nara Bancorp, Inc. has filed with the SEC a Registration Statement on Form S-4 that includes a Joint Proxy Statement/Prospectus of Center Financial Corporation and Nara Bancorp, as well as other relevant documents concerning the proposed transaction. The Registration Statement is currently under review by the Securities and Exchange Commission (“SEC”) and has not been declared effective as yet. Shareholders are urged to read the Registration Statement and the Joint Proxy Statement/Prospectus regarding the merger and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they contain important information. You may obtain a free copy of the Joint Proxy

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Statement/Prospectus, as well as other filings containing information about Nara Bancorp and Center Financial at the SEC’s Internet site (www.sec.gov). You may also obtain these documents, free of charge, from Nara at www.narabank.com or from Center Financial at www.centerbank.com under the tab “Investor Relations” and then under the heading “SEC Filings.”

Participants in Solicitation

Nara Bancorp, Center Financial and their respective directors, executive officers, management and employees may be deemed to be participants in the solicitation of proxies in respect of the merger. Information concerning these participants and their interests in the solicitation of proxies in respect of the merger is included in the registration statement and joint proxy statement/prospectus referred to above that has been filed with the SEC by Nara Bancorp.

Forward-Looking Statements

This press release contains statements regarding the proposed transaction between Nara Bancorp and Center Financial, the expected timetable for completing the transaction, future financial and operating results, benefits and synergies of the proposed transaction and other statements about the future expectations, beliefs, goals, plans or prospects of the management of each of Nara Bancorp and Center Financial. These statements are based on current expectations, estimates, forecasts and projections and management assumptions about the future performance of each of Nara Bancorp and Center Financial and the combined company, as well as the businesses and markets in which they do and are expected to operate. These statements constitute forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Words such as “expects,” “believes,” “estimates,” “anticipates,” “targets,” “goals,” “projects,” “intends,” “plans, “seeks,” and variations of such words and similar expressions are intended to identify such forward-looking statements which are not statements of historical fact. These forward-looking statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to assess. Actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. The closing of the proposed transaction is subject to regulatory approval, the approval of the shareholders of both Nara Bancorp and Center Financial, and other closing conditions. There is no assurance that such conditions will be met or that the proposed transaction will be consummated within expected time frame, or at all. If the transaction is consummated, factors that may cause actual outcomes to differ from what is expressed or forecasted in these forward-looking statements include, among things: difficulties and delays in integrating Nara Bancorp and Center Financial and achieving anticipated synergies, cost savings and other benefits from the transaction; higher than anticipated transaction costs; deposit attrition, operating costs, customer loss and business disruption following the merger, including difficulties in maintaining relationships with employees, may be greater than expected; required governmental approvals of the merger may not be obtained on its proposed terms and schedule, or without regulatory constraints that may limit growth; competitive pressures among depository and other financial institutions may increase significantly and have an effect on revenues; the strength of the United States economy in general, and of the local economies in which the combined company will operate, may be different than expected, which could result in, among other things, a

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deterioration in credit quality or a reduced demand for credit and have a negative effect on the combined company’s loan portfolio and allowance for loan losses; changes in the U.S. legal and regulatory framework; and adverse conditions in the stock market, the public debt market and other capital markets (including changes in interest rate conditions) which would negatively affect the combined company’s business and operating results.

For a more complete list and description of such risks and uncertainties, refer to Nara Bancorp’s Form 10-K for the year ended December 31, 2010, and Center Financial’s Form 10-K for the year ended December 31, 2010, as well as other filings made by Nara Bancorp and Center Financial with the SEC. Except as required under the U.S. federal securities laws and the rules and regulations of the SEC, Nara Bancorp and Center Financial disclaim any intention or obligation to update any forward-looking statements after the distribution of this press release, whether as a result of new information, future events, developments, changes in assumptions or otherwise.

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Contacts:

For Nara Bancorp:	For Center Financial Corporation:
Tony Rossi	Angie Yang
Investor Relations	SVP, Investor Relations
310-478-2700 x13	213-251-2219 / 213-422-1390
trossi@finprofiles.com	angiey@centerbank.com